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                                                                     EXHIBIT 4.1

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NUMBER                                                                    SHARES
FX
                             3DFX INTERACTIVE, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

THIS CERTIFICATE IS TRANSFERABLE                    SEE REVERSE FOR STATEMENTS
IN THE CITY OF BOSTON, MA. OR THE             RELATING TO RIGHTS, PREFERENCES,
CITY OF NEW YORK, N.Y.                     PRIVILEGES AND RESTRICTIONS, IF ANY


                                                            CUSIP  88553X  10  3

THIS CERTIFIES THAT


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is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF
                             3Dfx Interactive, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

__________________                    [SEAL] ____________________
Gary P. Martin                               L. Gregory Ballard
Secretary                                    President & Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
THE FIRST NATIONAL BANK OF BOSTON
TRANSFER AGENT AND REGISTRAR,
BY _____________________
AUTHORIZED SIGNATURE



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BACK TEXT:

                             3DFX INTERACTIVE, INC.

         A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -as tenants in common      UNIF GIFT MIN ACT-________Custodian _______
  TEN ENT -as tenants by the                           (Cust)            (Minor)
           entireties                           under Uniform Gifts to Minors
  JT TEN  -as joint tenants with                Act ___________________ (State)
           the right of
           survivorship and not as
           tenants
           in common

     Additional abbreviations may also be used though not in the above list.

For Value Received, _____________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power substitution in the premises.

Dated ____________                 ____________________________________________

                                   ____________________________________________
                                   NOTE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signature must be guaranteed.


Signature(s) Guaranteed


By ________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.15.